EXHIBIT NO. 99.(a) 9

MFS SERIES TRUST VI

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

REDESIGNATION OF CLASS W SHARES

Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the “Declaration”), of MFS Series Trust VI, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Utilities Fund, a series of the Trust, as “Class R5 Shares” effective May 30, 2012.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management	ROBERT J. MANNING
500 Boylston Street	Robert J. Manning
Boston, MA 02116	MFS Investment Management
500 Boylston Street
Boston, MA 02116
MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management	J. DALE SHERRATT
500 Boylston Street	J. Dale Sherratt
Boston, MA 02116	c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116
DAVID H. GUNNING
David H. Gunning
c/o MFS Investment Management	LAURIE J. THOMSEN
500 Boylston Street	Laurie J. Thomsen
Boston, MA 02116	c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116
WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management	ROBERT W. UEK
500 Boylston Street	Robert W. Uek
Boston, MA 02116	c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116
MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116